UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 18, 2014

AEGERION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-34921	20-2960116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Main Street, Suite 1850

Cambridge, MA 02142

(Address of Principal Executive Offices, including Zip Code)

(617) 500-7867

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K under the heading “Additional Convertible Bond Hedge and Warrant Transactions” is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01 Other Events

On August 18, 2014, Jefferies LLC and J.P. Morgan Securities LLC, as representatives of the several initial purchasers (the “Initial Purchasers”), notified Aegerion Pharmaceuticals, Inc. (the “Company”) of their election to purchase $25.0 million aggregate principal amount (the “Option Notes”) of the Company’s 2.00% Convertible Senior Notes due 2019 (the “Notes”), pursuant to a purchase agreement entered into with the representatives of the Initial Purchasers on August 11, 2014. The Company offered and sold the Option Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for resale by such Initial Purchasers to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Option Notes are initially convertible, subject to certain conditions, into shares of common stock of the Company, but after receipt of shareholder approval, the Company will settle conversions of the Notes through payment or delivery, as the case may be, of cash, shares of common stock of the Company or a combination of cash and shares of common stock, at the Company’s option (subject to, and in accordance with, the settlement provisions of the Indenture dated as of August 15, 2014 between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee). On August 21, 2014, the Company issued the Option Notes.

Additional Convertible Bond Hedge and Warrant Transactions

On August 19, 2014, the Company entered into additional convertible bond hedge transactions with the two counterparties, Jefferies International Limited and JPMorgan Chase Bank, National Association, London Branch (the “Option Counterparties”), who were party to the base convertible bond hedge transactions and base warrant transactions entered into with the Company on August 11, 2014. The convertible bond hedge transactions are generally expected, but not guaranteed, to reduce the potential dilution and/or offset the cash payments the Company is required to make in excess of the principal amount of converted Notes, in each case, upon conversion of the Notes in the event that the market price per share of the Company’s common stock, as measured under the terms of the convertible bond hedge transactions, is greater than the conversion price of the Notes. The Company also entered into additional warrant transactions in which it sold warrants to the Option Counterparties exercisable into a maximum of 1,214,330 shares of its common stock (not including the maximum 14,571,960 shares exercisable pursuant to the base warrant transactions), which are subject to customary anti-dilution adjustments. The strike price of the warrants will initially be $53.375 per share, which is 75% above the last reported sale price of the Company’s common stock on August 11, 2014. The warrants are exercisable over the 100 trading day period beginning on November 15, 2019. The warrant transactions could have a dilutive effect to the extent that the market price per share of the Company’s common stock exceeds the strike price of the warrants during the measurement period at the maturity of the warrants. The Company paid the Option Counterparties approximately $6.7 million for the additional convertible bond hedge transactions and received approximately $4.7 million from the Option Counterparties for the additional warrants, resulting in a net cost to the Company of approximately $2.0 million.

Aside from the initial payment of a premium to the Option Counterparties, the Company will not be required to make any cash payments to the Option Counterparties under the additional convertible bond hedge transactions and will be entitled to receive from the Option Counterparties a number of shares of the Company’s common stock, an amount of cash or a combination of cash and shares of the Company’s common stock generally based on the amount by which the market price per share of the Company’s common stock, as measured under the terms of the additional convertible bond hedge transactions, is greater than the conversion price of the Notes during the relevant valuation period under the additional convertible bond hedge transactions. If the market price per share of the Company’s common stock, as measured under the terms of the additional warrant transactions, exceeds the strike price of the warrants during the measurement period at the maturity of the warrants, however, the Company will owe the Option Counterparties shares of its common stock. The Company will not receive any additional proceeds if warrants are exercised.

The foregoing description of the additional convertible bond hedge transactions and additional warrant transactions is qualified in its entirety by reference to the additional convertible bond hedge transaction confirmations relating to the additional convertible bond hedge transactions and the additional warrant transaction confirmations relating to the additional warrant transactions with each of the two Option Counterparties, which are filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Additional convertible bond hedge transaction confirmation, dated as of August 19, 2014, by and between Jefferies International Limited and Aegerion Pharmaceuticals, Inc.

10.2	Additional convertible bond hedge transaction confirmation, dated as of August 19, 2014, by and between JPMorgan Chase Bank, National Association, London Branch and Aegerion Pharmaceuticals, Inc.

10.3	Additional issuer warrant transaction confirmation, dated as of August 19, 2014, by and between Jefferies International Limited and Aegerion Pharmaceuticals, Inc.

10.4	Additional issuer warrant transaction confirmation, dated as of August 19, 2014, by and between JPMorgan Chase Bank, National Association, London Branch and Aegerion Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGERION PHARMACEUTICALS, INC.

By:	/s/ Anne Marie Cook
Name:	Anne Marie Cook
Title:	Senior Vice President, General Counsel and Secretary

Date: August 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Additional convertible bond hedge transaction confirmation, dated as of August 19, 2014, by and between Jefferies International Limited and Aegerion Pharmaceuticals, Inc.

10.2	Additional convertible bond hedge transaction confirmation, dated as of August 19, 2014, by and between JPMorgan Chase Bank, National Association, London Branch and Aegerion Pharmaceuticals, Inc.

10.3	Additional issuer warrant transaction confirmation, dated as of August 19, 2014, by and between Jefferies International Limited and Aegerion Pharmaceuticals, Inc.

10.4	Additional issuer warrant transaction confirmation, dated as of August 19, 2014, by and between JPMorgan Chase Bank, National Association, London Branch and Aegerion Pharmaceuticals, Inc.